UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2011

Energy Recovery, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34112	01-0616867
(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr. San Leandro, CA 94577
(Address if Principal Executive Offices)(Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07    Submission of Matters to a Vote of Security Holders

On June 10, 2011, Energy Recovery, Inc. (the “Company”) held its Annual Meeting of Stockholders. At this meeting, the stockholders:

•	elected three class III Directors to serve until the 2014 Annual Meeting of Stockholders;

•	held an advisory vote on the compensation of the executive officers named in the summary compensation table of our 2010 proxy statement, as such compensation is disclosed in the proxy statement;

•	held an advisory vote on the frequency of executive compensation advisory votes; and

•	ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2011.

As of the record date for the Annual Meeting of Stockholders, April 15, 2011, there were 52,609,423 shares of common stock outstanding and entitled to vote.  At the Annual Meeting, a total of 34,188,927 shares, or 65% of the shares outstanding, were represented in person or by proxy.

1.           Election of three class III directors:  The three class III directors were elected based on the following votes:

Director	For	Withheld
Robert Yu Lang Mao	20,750,477	618,084
Thomas S. Rooney, Jr.	20,733,600	634,961
Dominique Trempont	20,598,106	770,455

There were 12,820,366 broker non-votes on the proposal to elect class III directors.

2.           Advisory vote on the executive compensation resolution:  The resolution approving executive compensation, on an advisory basis, passed based on the following votes:  20,464,293 votes in favor and 685,072 votes against.  There were 253,596 abstentions and 12,785,966 broker non-votes on this resolution.

3.           Advisory vote on the frequency of “say-on-pay” advisory votes:  The stockholders advised the Company that they would like to cast advisory votes on executive compensation every year based on the following votes:  18,485,189 votes in favor of an annual advisory vote on executive compensation; 2,148,799 votes in favor of an advisory vote on executive compensation every two years and 619,559 votes in favor of an advisory vote on executive compensation every three years.  There were 180,284 abstentions and 12,755,096 broker non-votes on this proposal.

Based on these voting results, the Company has determined that it will hold an advisory vote on the compensation of its named executive officers whose compensation is disclosed in the summary compensation table of its annual proxy statements every year.  The Company will reconsider this decision based on the results of future stockholder advisory votes on the frequency with which the Company should hold advisory votes on executive compensation.

4.           Ratification of BDO USA, LLP as ERI’s independent registered accounting firm for fiscal year 2011:  The proposal to ratify BDO USA, LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2011 passed based on the following votes:  33,134,848 votes in favor; and 684,212 votes against.  There were 369,867 abstentions and 12,785,966 broker non-votes on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2011

Energy Recovery, Inc.

By:	/s/ Carolyn F. Bostick
Carolyn F. Bostick